EXHIBIT 99.1

Kraton Polymers LLC Q2 2006 Earnings Call August 10, 2006

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix.

Presentation Outline Second Quarter Highlights Financial Performance Commercial Update Global Operations Update

Second Quarter Highlights

Second Quarter Results Revenue up 6% vs. 2Q05 Driven primarily by higher prices and volumes Volume up 1% vs. 2Q05 Led by solid growth in Personal Care, Compounding Channels, Packaging & Films, and Polyisoprene Latex markets Gross Profit down 21% vs. 2Q05 Monomer cost increases outpaced price increases Several one-time changes totaling $9 million on the quarter LTM Bank EBITDA up $3 million to $116 million Quarterly Adj. EBITDA (excluding non-recurring costs) was $35 million Cash ended at $32 million up $14 million over last year

Progress on Strategies Quality Innovation Execution Growth Launched new innovations: Bicomponent fibers Hot melt butyl sealants ERS Polymers Installed comprehensive measurement program for total customer fulfillment Improved on-time delivery by 50% Exemplary safety record achieved in 1H06 Restructuring activities underway in the US, Japan, and Europe to save $8-$11 million annually Completed debt refinancing to lower interest rates and increase financial flexibility New Polyisoprene Latex plant on schedule for 4Q production New technical & distribution center on schedule for 1Q07 start-up Began engineering for new Asia Plant Announced 20KT capacity expansion in Europe

Financial Performance

Volume Summary 2005 2006 East 96 97 Quarter 1% 2005 2006 East 170 173 1H 2% kT kT Highlights Volume growth in quarter and 1H while raising prices Moderate core volume growth De-emphasizing non- strategic markets

2005 2006 Sales 261 276 Other Revenue 8 9 2005 2006 Sales 463 497 Other Revenue 13 18 Revenue Summary Quarter 6% 269 285 Other Revenue Sales 1H 8% 476 515 Other Revenue Sales ($MM) ($MM) Highlights Price and volume increases of $14 million in the quarter, other revenue increased $2 million 1H price and volume increased $41 million, other revenue increased $5 million, currency changes decreased revenue by $8 million

EBITDA Summary Highlights Monomer inflation partially offset by price increases decreased EBITDA by $7 million on the quarter Non-recurring costs of $10 million in the1H Restructuring investments expected to generate future annual savings of $8 to $11 million 2005 2006 East 42 26 9 Quarter -17% Non-recurring costs See appendix for definition and reconciliation of EBITDA 2005 2006 East 68 54 10 1H -6% Non-recurring costs ($MM) ($MM)

EBITDA Walk Q2 2005 EBITDA Volume Price Variable Cost Other Q2 2006 EBITDA before non-recurring costs Non-recurring costs Q2 2006 EBITDA East 42 42 34 34 26 0 West 42 0.3 13 21 1 35 9 26 See appendix for definition and reconciliation of EBITDA ($MM)

2005 2006 East 113 116 LTM Bank EBITDA Summary ($MM) 2% Highlights Metric matches bank covenants, including add- backs for non-cash charges and certain restructuring investment programs $10MM in restructuring and non-recurring add- backs this quarter to improve efficiencies, increase productivity and perform acquisition due diligence.

2005 2006 East 18 32 60 76 2005 2006 East 105 90 Liquidity And Inventory Summary Ending Liquidity 38% Ending Inventory 14% ($MM) (kT) $ Value $243 $259 Volume Turns 3.4x 4.0x Cash 78 108 Unused Revolver

Commercial Update

USBC HSBC Total KD 0.103 0.016 0.07 USBC HSBC Total KD 0.081 0.009 0.06 USBC HSBC Total KD 0.03 0.001 0.018 USBC HSBC Total KD 0.022 -0.046 0.008 Volume Summary 2Q vs. 2005 1H vs. 2005 Volume 2Q vs. 2005 1H vs. 2005 Sales Revenue

End Use Market Update

Kraton

Core Markets	Primary Products	Selected Applications	Second Quarter 2006 Highlights
Adhesives, Sealants, and Coatings	USBC HSBC	• Adhesives for specialty tapes • Adhesives applied to labels • Sealants and Coatings	• Moderate growth 2Q and YTD excluding non-ratable sales • Isoprene availability/cost • Substitution
Paving & Roofing	USBC	• Roofing Materials • Road Surfaces	• Flat 2Q, moderate growth YTD • Double-digit growth Japan/AP • Price discipline NA/Europe • Asphalt availability
Compounding Channels	USBC HSBC	• Flexible materials • Soft-Grip Consumer Products • Automotive components	• Strong 2Q, double-digit growth YTD • Led by Japan and AP/China • Europe recovery
Packaging and Films	USBC HSBC	• Impact resistant plastics • Medical / PVC-Replacement • Multi-layered Films	• Mixed growth performance • High Styrenics in decline (planned) • HSBC double-digit growth
Personal Care	USBC HSBC	• Diapers • Cosmetics / Oil Gels	• Double-digit growth 2Q and YTD • Led by key European customer
Emerging Markets	Polyisoprene Latex	• Surgical Gloves • Condoms • Medical Equipment	• Double-digit growth

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Recently Announced Innovations Coextruded Adhesive Films Feb Kraton S Polymers 2005 PVC Replacement Jan Hot Melt Butyl Sealants May Bicomponent Fibers June ERS Polymers April Polyisoprene Latex 2005

Global Operations Update

Operations Update Exemplary safety performance Monomer supply update Continued increases in raw material prices Belpre restructuring investment initiated

Operations Update Quality improvement key focus for 2006 Announced 20kT capacity improvement in Europe Brazil Polyisoprene Latex plant on schedule for 3Q completion Asia Pacific growth plans on track $18 million spent on capex YTD On track for $40 - $45 million for 2006

Outlook Opportunities Development and commercialization of new innovations Growth in Asia Pacific region and new applications Continued discovery of new restructuring and debottleneck projects Challenges Possible continued inflation of raw material costs Impact of current events on overall global economy

Appendix

Kraton Polymers LLC EBITDA Adjustments and Reconciliation ($MM) (1)The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. (2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004 and as of October 21, 2004, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). (3)Adjusted Bank Covenant EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted Bank Covenant EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility. LTM June 30, LTM June 30, 2006 2005 Net Income $11 $3 Add back: Taxes 8 (2) Interest 35 40 Depreciation and Amortization 44 44 Financial Reporting EBITDA1 $98 $85 Add back:2 Inventory step-up - 11 Sponsor fees and expenses 2 2 Normalized plant turnaround costs Permitted Acquisition Costs 2 1 5 - Restructuring charges 7 7 Specific cost savings, net - 2 Schedule 1.1 costs - - Other non-cash charges reducing consolidated net income Other 5 1 1 - LTM Adjusted Bank EBITDA3 $116 $113

Kraton Polymers LLC EBITDA Adjustments and Reconciliation 1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. ($MM) Quarter Ended June 30, Quarter Ended June 30, 2006 2005 Net Income $3 $16 Add back: Taxes 1 6 Interest 10 9 Depreciation and Amortization 11 11 Financial Reporting EBITDA1 $25 $42 Six Months Ended June 30, Six Months Ended June 30, 2006 2005 Net Income $10 $21 Add back: Taxes 4 8 Interest 18 17 Depreciation and Amortization 22 22 Financial Reporting EBITDA1 $54 $68